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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED NOVEMBER 13, 2006
                                      TO
               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED)

This supplements the prospectuses dated May 1, 2006 (as supplemented) for the Vintage XC/SM/ and Vintage L/SM/ products issued by MetLife Investors USA Insurance Company ("we," "us," and "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

1. ANNUITY PAYMENTS (THE INCOME PHASE) -- ANNUITY DATE

Replace the second paragraph in the subsection titled "Annuity Date" with the following:

  When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten
  (10) years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.

2. ANNUITY PAYMENTS (THE INCOME PHASE) -- DESCRIPTION OF GMIB PLUS

Replace the first two paragraphs in the subsection titled "Optional Reset" with the following:

  OPTIONAL RESET. On each contract anniversary as permitted, you may elect to reset the Annual Increase Amount to the account value. Such a reset may be beneficial if your account value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your waiting period for exercising the GMIB Plus by restarting the waiting period, and the GMIB Plus rider charge will be reset to the fee we charge new contract purchasers for GMIB Plus at that time. An Optional Reset is permitted only if: (1) the account value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

   . If you purchased your contract on or after February 27, 2006, you may elect either, (1) a one-time Optional Reset at any contract anniversary provided the above requirements are met, or (2) Optional Resets to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any contract anniversary while this election is in effect, the Annual Increase Amount will reset to the account value automatically, provided the above requirements are met. The same conditions described above will apply to each automatic step-up. You may discontinue this election at any time by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), at least 30 days prior to the contract anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh contract anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Reset will occur automatically on any subsequent contract anniversary unless you make a new election under the terms described above.

   . If you purchased your contract before February 27, 2006, you may elect an Optional Reset on any contract anniversary on or after the third contract anniversary and at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.

  We must receive your request to elect the Optional Reset in writing at our Annuity Service Center, or by any other method acceptable to us. We must receive your request prior to the contract anniversary for an Optional Reset to occur on that contract anniversary.

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APPENDIX D--GUARANTEED MINIMUM INCOME BENEFIT EXAMPLES

Add the following as a new item at the end of Appendix D:

  (6) OPTIONAL RESET: AUTOMATIC ANNUAL STEP-UP - GMIB PLUS

  Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your account value at the first contract anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Automatic Annual Step-Up feature prior to the first contract anniversary. Because your account value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

  The effect of the Optional Reset is:

    (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;

    (2) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first contract anniversary;

    (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

    (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

  The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your account value at the second contract anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your account value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

  The effect of the Optional Reset is:

    (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;

    (2) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second contract anniversary;

    (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

    (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

  Assume your account value increases by $10,000 at each contract anniversary in years three through seven. At each contract anniversary, your account value would exceed the 5% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

  The effect of each Optional Reset is:

    (1) The 5% Annual Increase Amount automatically resets to the higher account value;

    (2) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

    (3) The GMIB Plus rider charge is reset to the fee we charge new contract owners for GMIB Plus at that time; and

    (4) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

  After the seventh contract anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.

  The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your account value at

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  the eighth contract anniversary is $160,000 due to poor market performance.
  An Optional Reset is not permitted because your account value is lower than your 5% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the contract anniversary on or after your 85th birthday. Also, please note:

    (1) The 10-year waiting period to annuitize the contract under the Guaranteed Minimum Income Benefit remains at the 17th contract anniversary (10 years from the date of the last Optional Reset);

    (2) The GMIB Plus rider charge remains at its current level; and

    (3) The Guaranteed Principal Option can still be elected on the 10th contract anniversary.

                                    [GRAPHIC]



3. LIVING BENEFITS -- LIFETIME WITHDRAWAL GUARANTEE

The following applies to the Living Benefits section of the supplements dated June 9, 2006 to the prospectuses dated May 1, 2006.

a.)In the fourth paragraph under "Guaranteed Withdrawal Benefit," replace the second sentence with:

  This reduction may be significant and means that return of your premium payments may be lost.

b.)In the first bullet item under "Description of the Lifetime Withdrawal
   Guarantee," replace the language in parentheses with:

  (and the life of your spouse, if the Joint Life version of the rider is elected, and your spouse elects to continue the contract and is at least age 59 1/2 at continuation)

c.)After the last bullet item under "Description of the Lifetime Withdrawal
   Guarantee," add:

  In considering whether to purchase the Lifetime Withdrawal Guarantee rider, you must consider your desire for protection and the cost of the rider with the possibility that had you not purchased the rider, your account value may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any GWB rider, the Lifetime Withdrawal Guarantee rider, however, does not assure that you will receive strong, let alone any, return on your investments.

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d.)Replace the "5% Compounding Annual Increase" paragraph with the following:

  5% COMPOUNDING ANNUAL INCREASE. On each contract anniversary until the earlier of: (a) the date of the first withdrawal from the contract or (b) the tenth contract anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

e.)In the "Remaining Guaranteed Withdrawal Amount" paragraph, add the following after the second sentence:

  The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Annual Increase, as described above.

f.)In the "Annual Benefit Payment" section, replace the second paragraph with the following:

  It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a contract year exceed the Annual Benefit Payment. If a withdrawal from your contract does result in annual withdrawals during a contract year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount and Annual Benefit Payment may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your account value to decline to zero.

g.)In the "Automatic Annual Step-Up" section, add the following at the end:

  Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your account value to approach $5,000,0000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,0000.

h.)In the second paragraph under "Cancellation and Guaranteed Principal
   Adjustment", replace item (b) with the following:

  (b) is the account value on the date of cancellation.

i.)Replace the fourth item under "Termination of the Lifetime Withdrawal
   Guarantee Rider" with the following:

  (4) death of the owner or joint owner (or the annuitant if the owner is a non-natural person), except where the contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the contract;

j.)Replace the first two paragraphs under "Additional Information" with the following:

  The Lifetime Withdrawal Guarantee rider may affect the death benefit available under your contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee rider is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee rider that can be taken in a lump sum. The Lifetime Withdrawal Guarantee death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your contract, and if withdrawals in each contract year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the contract. All other provisions of your contract's death benefit will apply.

  Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than

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  annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death benefit will be paid instead of the applicable contractual death benefit (the standard death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee as described above, or the Annual Step-Up death benefit, Compounded-Plus death benefit, or Earnings Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment.
  If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

4. OTHER INFORMATION -- METLIFE INVESTORS USA

In the subsection titled "MetLife Investors USA," replace the fourth sentence of the first paragraph with the following:

  On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900   Telephone: (800) 842-9325
             Irvine, CA 92614

VINTAGE XC and VINTAGE L are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

                                                                  SUPP-N13VINUS